Madison ETFs Trust N-CSRS

EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Madison ETFs Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Madison ETFs Trust for the period ended December 31, 2023 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Madison ETFs Trust for the stated period.

/s/ Patrick F. Ryan		/s/ Greg D. Hoppe
Patrick F. Ryan President/Principal Executive Officer, Madison ETFs Trust		Greg D. Hoppe Treasurer/Principal Financial Officer, Madison ETFs Trust

Dated:	March 1, 2024	Dated:	March 1, 2024

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Madison ETFs Trust for purposes of Section 18 of the Securities Exchange Act of 1934.